EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-4, file number 333-8925.

                                           ARTHUR ANDERSEN LLP

   Atlanta, Georgia
   March 26, 1997